PLS CPA, A PROFESSIONAL CORP.

t 4725 MERCURY STREET #210 t SAN DIEGO t CALIFORNIA 92111t

t TELEPHONE (858)722-5953 t FAX (858) 761-0341  t FAX (858) 433-2979

t E-MAIL changgpark@gmail.comt

August 28, 2014

Dear Mr. Kim

Our firm  has  reviewed  Form  8-K proposed to be filed with the Securities and Exchange Commission relating to the Company's  restatement  of its financial  statements  for the period ending March 31, 2014. We have no disagreement with the contents of that Report.

Very truly yours,

/s/PLS CPA

____________________

 PLS CPA, A Professional Corp.

San Diego, CA. 92111